UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

BANYAN ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Banyan Acquisition Corporation
400 Skokie Blvd
Suite 820
Northbrook, Illinois 60062
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 18, 2023
To the Stockholders of Banyan Acquisition Corporation:
You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Banyan Acquisition Corporation (“Banyan,” the “Company,” “we,” “us” or “our”) to be held on April 18, 2023 at 11:00 a.m Eastern time. The special meeting will be held virtually at https://www.cstproxy.com/banyanacquisition/2023.
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Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) our amended and restated certificate of incorporation (our “charter”), which currently provides that (i) we have the option to extend the period by which we must consummate a Business Combination (defined below) up to two times, each for an additional three months, for a total of six months, from April 24, 2023 (the “Original Termination Date”) to October 24, 2023 (the “Original Extended Date”) and (ii) our shares of Class B Common Stock (the “Class B Common Stock”) shall automatically convert into shares of our Class A common stock (the “Class A Common Stock”) in connection with the closing of a Business Combination and shall not be convertible at any other time, to instead provide that (x) we will have the option to extend the period by which we must consummate a Business Combination by eight months to December 24, 2023 (the “Amended Extended Date” and such extension, the “Extension Option”) with such extension option exercisable upon at least two calendar days’ advance notice (by April 22, 2023) and (y) provide holders of shares of Class B Common Stock the right to convert any and all of their shares of Class B Common Stock to shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination at the election of the holder;

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Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments” ) the Investment Management Trust Agreement entered into in connection with our initial public offering (“IPO”), dated January 19, 2022, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Banyan (the “Trust Agreement”), to provide that the Original Termination Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our IPO were to be liquidated, may be extended, at our option, by eight months to December 24, 2023, pursuant to the exercise of the Extension Option; and

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Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Extension Amendments

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. In other words, if either proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Amendment. Each of the proposals is more fully described in the accompanying proxy statement. The Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are collectively referred to herein as the “Proposals.”
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, or advisors or any of their respective affiliates may enter into transactions with institutional investors and other investors to provide them with incentives to not redeem their public shares, in an effort to ensure that there continue to be sufficient shares outstanding and funds remaining in the Trust Account to enable us to meet the continued listing standards of the NYSE and maintain our attractiveness to potential business combination targets.
The prospectus relating to our IPO, dated January 19, 2022 (the “IPO Prospectus”), and our charter, provide that we have until April 24, 2023 (referred to herein as the Original Termination Date), or 15 months following the closing of our IPO, to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement also provide that we may, by resolution of our board of directors (our “Board”), and if requested by Banyan Acquisition Sponsor LLC, our Company’s sponsor (“Sponsor”), exercise an option to extend the period by which we must consummate such a Business Combination up to two times, each for an additional three months, for a total of six months (each, an “Original Extension Option”), from the Original Termination Date of April 24, 2023, to October 24, 2023 (such date referred to herein as the Original Extended Date), or 21 months following the closing of our IPO as extended. As more fully described in the IPO Prospectus, we may exercise each three month Original Extension Option by depositing into the Trust Account maintained by the Trustee, $0.10 for each share of our Class A Common Stock included in the units which were sold to the public in our IPO. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented, the Original Extension Options will be replaced by the Extension Option, which will provide us the option to extend the period by which we must consummate a Business Combination by eight months from the Original Termination Date of April 24, 2023, to an Amended Extended Date of December 24, 2023, or 23 months from the closing of our IPO, assuming the Extension Option is exercised. The Extension Option may be exercised upon at least two calendar day’s advance notice to the Trustee.
Our Board currently believes that there will not be sufficient time before April 24, 2023, the Original Termination Date, to complete a Business Combination, and desires to have the flexibility to extend our time to complete a Business Combination on terms other than those currently set forth in its charter and described above. The purpose of the Extension Amendments is therefore to provide us more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing us an opportunity to continue to pursue the opportunity to consummate a Business Combination. In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions.
The Company will have the sole discretion as to whether to exercise the Extension Option. If we determine not to exercise the Extension Option or if our Board otherwise determines that we will not be able to consummate a Business Combination by the Amended Extended Date and does not wish to seek an additional extension beyond such time, we will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.
Holders (“public stockholders”) of our shares of Class A Common Stock may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the submission of the Proposals to our shareholders (the “Redemption Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Proposals, and the Redemption Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. A public stockholder may make a Redemption Election regardless of whether such public stockholder was a holder as of the record date for the special meeting. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Proposals are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their shares of Class A Common Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or upon our dissolution if we do not consummate a Business Combination.
To exercise your redemption rights, you must tender your shares to our transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
We estimate that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.37 (subject to the release of funds not previously released to us to pay our taxes) at the time of the special meeting. The closing price of our common stock on March 24, 2023, was $10.38. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.
If the Extension Amendments are not approved by April 24, 2023, unless we exercise our Original Extension Options, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares of Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable thereon), divided by the number of then issued and outstanding shares of Class A Common Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, we have decided that in the event that the Proposals are approved and implemented as described herein, funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a Business Combination and which result from the implementation of the Inflation Reduction Act of 2022. Because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.
If the Extension Amendments are not approved and our Board elects to exercise its Original Extension Options, our Sponsor or its affiliates or designees will deposit $2,415,000 into the Trust Account on April 24, 2023, and the period of time period of time we will have to consummate a Business Combination will thereby be extended to July 24, 2023.
Approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.
The affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting is required to approve the Adjournment Proposal.
The Board has fixed the close of business on March 24, 2023 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
You are not being asked to vote on the Business Combination at this time. If the Extension Amendments are implemented and you do not elect to redeem your shares of Class A Common Stock, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Amended Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of our Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if the Adjournment Proposal is presented.
Under Delaware law and our bylaws, no other business may be transacted at the special meeting.
Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
We look forward to seeing you virtually at the meeting.
Dated: March 30, 2023
By Order of the Board of Directors,
/s/ Jerry Hyman

Chairman of the Board of Directors
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 18, 2023: This notice of meeting, accompanying proxy statement and proxy card are available at https://www.cstproxy.com/banyanacquisition/2023.

Banyan Acquisition Corporation
400 Skokie Blvd
Suite 820
Northbrook, Illinois 60062
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 18, 2023
PROXY STATEMENT
You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Banyan Acquisition Corporation (“Banyan,” the “Company,” “we,” “us” or “our”) to be held on April 18, 2023 at 11:00 a.m Eastern time. The special meeting will be held virtually at https://www.cstproxy.com/banyanacquisition/2023.
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Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) our amended and restated certificate of incorporation (our “charter”), which currently provides that (i) we have the option to extend the period by which we must consummate a Business Combination (defined below) up to two times, each for an additional three months, for a total of six months, from April 24, 2023 (the “Original Termination Date”) to October 24, 2023 (the “Original Extended Date”) and (ii) our shares of Class B Common Stock (the “Class B Common Stock”) shall automatically convert into shares of our class A common stock (the “Class A Common Stock”) in connection with the closing of a Business Combination and shall not be convertible at any other time, to instead provide that (x) we will have the option to extend the period by which we must consummate a Business Combination by eight months to December 24, 2023 (the “Amended Extended Date” and such extension, the “Extension Option”) with such extension option exercisable upon at least two calendar days’ advance notice (by April 22, 2023) and (y) provide holders of shares of our Class B Common Stock the right to convert any and all of their shares of Class B Common Stock to shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination at the election of the holder;

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Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments” ) the Investment Management Trust Agreement entered into in connection with our initial public offering (“IPO”), dated January 19, 2022, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Banyan (the “Trust Agreement”), to provide that the Original Termination Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our IPO were to be liquidated, may be extended, at our option, by eight months to December 24, 2023 pursuant to the exercise of the Extension Option; and

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Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Extension Amendments.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. In other words, if either proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Amendment. The Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are collectively referred to herein as the “Proposals.”
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, or advisors or any of their respective affiliates may enter into transactions with institutional investors and other investors to provide them with incentives to not redeem their public shares, in an effort to ensure that there continue to be sufficient shares outstanding and funds remaining in the Trust Account to enable us to meet the continued listing standards of the NYSE and maintain our attractiveness to potential business combination targets.

The prospectus relating to our IPO, dated January 19, 2022 (the “IPO Prospectus”), and our charter, provide that we have until April 24, 2023 (referred to herein as the Original Termination Date), or 15 months following the closing of our IPO, to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement also provide that we may, by resolution of our board of directors (our “Board”), and if requested by Banyan Acquisition Sponsor LLC, our Company’s sponsor (“Sponsor”), exercise an option to extend the period by which we must consummate such a Business Combination up to two times, each for an additional three months, for a total of six months (each, an “Original Extension Option”), from the Original Termination Date of April 24, 2023, to October 24, 2023 (such date referred to herein as the Original Extended Date), or 21 months following the closing of our IPO as extended. As more fully described in the IPO Prospectus, we may exercise each three month Original Extension Option by depositing into the Trust Account maintained by the Trustee, $0.10 for each share of our Class A Common Stock included in the units which were sold to the public in our IPO (the “public shares”). If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented, the Original Extension Options will be replaced by the Extension Option, which will provide us the option to extend the period by which we must consummate a Business Combination by eight months from the Original Termination Date of April 24, 2023, to an Amended Extended Date of December 24, 2023, or a total of 23 months from the closing of our IPO, assuming the Extension Option is exercised. The Extension Option may be exercisable upon at least two calendar day’s advance notice to the Trustee.
Our Board currently believes that there will not be sufficient time before April 24, 2023, the Original Termination Date, to complete a Business Combination, and desires to have the flexibility to extend our time to complete a Business Combination on terms other than those currently set forth in its charter and described above. The purpose of the Extension Amendments is therefore to provide us more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing us an opportunity to continue to pursue the opportunity to consummate a Business Combination. In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions.
We will have the sole discretion as to whether to exercise the Extension Option. If we determine not to exercise the Extension Option or if our Board otherwise determines that we will not be able to consummate a Business Combination by the Amended Extended Date and does not wish to seek an additional extension beyond such time, we will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.
Holders (“public stockholders”) of our shares of Class A Common Stock may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the submission of the Proposals to our shareholders (the “Redemption Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Proposals and a Redemption Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. A public stockholder may make a Redemption Election regardless of whether such public stockholder was a holder as of the record date for the special meeting. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Proposals are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their shares of Class A Common Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or upon our dissolution if we do not consummate a Business Combination.
Approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. In other words, if either Proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Amendment. The affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting is required to approve the Adjournment Proposal.
The withdrawal of funds from the Trust Account in connection with any Redemption Elections may result in the Trust Account containing significantly less than the approximately $251,122,338.67 held in the Trust Account as of March 28, 2023, which would therefore reduce the amount of funds available to us to pursue a Business Combination. In the event the amount of funds in the Trust Account is significantly diminished, we may need to obtain additional funding to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. See “Risk Factors” for further information.
If the Extension Amendments are not approved by April 24, 2023, unless we exercise our Original Extension Options, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable thereon), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, we have decided that in the event that the Proposals are approved and implemented as described herein, funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a Business Combination and which result from the implementation of the Inflation Reduction Act of 2022. Because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.
If the Extension Amendments are not approved and our Board elects to exercise its Original Extension Options, our Sponsor or its affiliates or designees will deposit $2,415,000 into the Trust Account on April 24, 2023, and the period of time period of time we will have to consummate a Business Combination will thereby be extended to July 24, 2023.
In our IPO, we issued, and sold to the public, units, consisting of shares of our Class A Common Stock and redeemable warrants to purchase certain additional amounts of our common stock. Prior to and concurrently with our IPO, we also issued and sold certain other amounts of Class B Common Stock and warrants to our Sponsor in various private placements. Our Sponsor has waived its rights to any liquidating distributions from the Trust Account with respect to any shares it holds if we fail to complete our Business Combination. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the shares of Class A Common Stock. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.
Our Sponsor has agreed that they will be liable to us if and to the extent any claims by a third-party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below (i) $10.37 per public share (subject to increase for any additional amounts deposited into the Trust Account in respect of any Original Extension Option) or (ii) such lesser amount per public share held in the Trust Account due to reductions in the value of the trust assets, in each case net of interest which may be withdrawn to pay taxes, except as to any claims by a third-party that executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. However, we believe that our Sponsor’s only assets are securities of the Company. Accordingly, we believe it is unlikely that our Sponsor would be able to satisfy those obligations. We have not asked our Sponsor to reserve for such obligations, and therefore, no funds are currently set aside to cover any such obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The per-share liquidation price for the public shares is anticipated to be approximately $10.37 (based on the amount expected to be in trust at the time of the special meeting and subject to the release of funds not previously released to us to pay our taxes). Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.37, plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not complete our Business Combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
Approval of the Extension Amendments will constitute consent for Banyan instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a Business Combination on or before the Amended Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through the Amended Extended Date if the Extension Amendments are approved.
The record date for the special meeting is March 24, 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 31,395,000 outstanding shares of common stock. Our warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This Proxy Statement is dated March 30, 2023 and is first being mailed to stockholders on or about March 31, 2023.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q. Why am I receiving this proxy statement?
A.   This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on April 18, 2023 at 11:00 a.m. Eastern time. The special meeting will be held at https://www.cstproxy.com/banyanacquisition/2023. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.
Banyan is a blank check company incorporated in Delaware formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 24, 2022, we consummated our IPO. Like most blank check companies, our charter provides for the return of the proceeds raised in our IPO and certain other amounts held in trust to the holders of shares of common stock sold in our IPO if we do not consummate a Business Combination on or before a certain date. In our case, such date is April 24, 2023, which we refer to as the Original Termination Date. Our Board may also choose to extend the Original Termination Date up to two times, each for an additional three months, for a total of six months, to October 24, 2023, which we refer to as the Original Extended Date, provided our Sponsor or its affiliates or designees deposits a total of $4,830,000 ($2,415,000 for each three month extension) into the Trust Account.
Our Board believes that it is in the best interests of our stockholders to continue the Company’s existence until at least December 24, 2023, which we refer to as the Amended Extended Date, in order to allow us more time to complete a Business Combination, as we will not be able to do so by April 24, 2023, and the Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in its charter. In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions. Therefore, the Board is submitting proposals 1 and 2 described in this proxy statement for the stockholders to vote upon. In addition, we are submitting proposal 3 to allow us more time to solicit additional proxies in favor of proposals 1 and 2, in the event we do not have a quorum or do not receive the requisite votes to approve proposals 1 and 2.

Q. What is being voted on?
A.   You are being asked to vote on:
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a proposal to (i) amend our charter to extend the date by which Banyan has to consummate a Business Combination to the Amended Extended Date or such earlier date as determined by the Board and (ii) provide holders of shares of Class B Common Stock the right to convert any and all of their shares of Class B

Common Stock to shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination at the election of the holder;

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a proposal to amend the Trust Agreement to provide that the Original Termination Date may be extended, at our option, by eight months to December 24, 2023 through the exercise of the Extension Option;

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a proposal to allow us more time to solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event the we do not have a quorum or do not receive the requisite stockholder vote to approve the Charter Amendment Proposal or the Trust Amendment Proposal.

Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. In other words, if either Proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Amendment.
Q. What is the purpose of the Extension Amendments?	The purpose of the Extension Amendments is to provide us with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide us more time to consummate a Business Combination. In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions. We intend to hold another stockholders’ meeting prior to the Amended Extended Date in order to seek stockholder approval of a Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. In other words, if either Proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Amendment.
If the Extension Amendments are implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Amended Extended Date.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with a Redemption Election will reduce the amount held in the Trust Account following such Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendments are approved and implemented, and the amount remaining in the Trust Account may be only a fraction of the approximately $251,122,338.67 (including interest but less the funds used to pay taxes) that was in the Trust Account as of March 28, 2023, which could impact our ability to consummate a Business Combination.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by April 24, 2023, unless we exercise our Original Extension Options, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses, which interest will be net of taxes payable thereon), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, we have decided that in the event that the Proposals are approved and implemented as describe herein, funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a Business Combination and which result from the implementation of the Inflation Reduction Act. Because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.
If the Extension Amendments are not approved and our Board elects to exercise its Original Extension Options, our Sponsor or its affiliates or designees will deposit $2,415,000 into the Trust Account, and we will extend the period of time we will have to consummate a Business Combination to July 24, 2023.

Our charter provides that only the public shares are entitled to redemption rights. That will not be changed by the Charter Amendment or by any conversion of the shares of Class B Common Stock held by our Sponsor, officers and directors into Class A Common Stock. Additionally, our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any shares held by them (including with any shares of Class A Common Stock they may acquire, pursuant to a conversion of shares of Class B Common Stock prior to the completion of a Business Combination, which conversion will be permitted if the Charter Amendment is approved, or otherwise) in connection with our completion of a Business Combination or a stockholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our Business Combination or to redeem 100% of public shares if we do not complete our Business Combination within 15 months from the closing of the IPO (or up to 21 months from the closing of this offering if we extend the time to complete a Business Combination as described in the IPO prospectus), including the vote on the Extension Proposals, or (B) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity, and they have waived their rights to liquidating distributions from the Trust Account with respect to any shares of Class B Common Stock they hold if we fail to complete a Business Combination within the prescribed timeframe, including any extended time resulting from the Charter Amendment, if the Extension Proposals are approved at the special meeting (although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock that they hold and were issued in the IPO (but not any shares issued upon conversion of the Class B Common Stock) if we fail to complete our Business Combination within the prescribed time frame).
Q. Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?	A. Our charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying Business Combination(s) consummated on or before April 24, 2023, unless we exercise our Original Extension Options. However, our Board currently believes that there will not be sufficient time before April 24, 2023 to complete a Business Combination and our Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extension Amendments are to provide us with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing the Company an opportunity to continue to pursue the opportunity to consummate a Business Combination.
In the event that we enter into a definitive agreement to consummate a Business Combination, we will need additional time to prepare, file with the Securities and Exchange Commission (“SEC”), and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions.
You are not being asked to vote on any Business Combination at this time. If the Extension Amendments are implemented and you do not elect to redeem your public shares in connection with the Election Amendments, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares in cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by the Amended Extended Date.
Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?	A. Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we must complete a Business Combination until the Amended Extended Date. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination. In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions.
Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before April 24, 2023, if we do not exercise our Original Extension Options, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by our charter. Our Board also believes, however, that is in the best interests of our stockholders to provide our Company with additional time to complete a Business Combination. The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing us an opportunity to continue to pursue the opportunity to consummate a Business Combination.
We will have the sole discretion as to whether to exercise the Exercise Option. If we determine not to exercise the Exercise Option or if our Board otherwise determines that the we will not be able to consummate a Business Combination by the Amended Extended Date and does not wish to seek an additional extension beyond such time, we will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.
You will have redemption rights in connection with the Extension Amendments, however, if the Extension Amendments are adopted, you will not have any redemption rights in connection with the Company exercising the Extension Option.
Q. How do the Banyan insiders intend to vote their shares?	A. All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any shares of Class A Common Stock owned by them) in favor of all of the proposals. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.
Our directors, executive officers and their respective affiliates are not entitled to redeem the shares of Class B Common Stock (or any Class A Common Stock issued upon conversion thereof prior to the IPO) they purchased in a private placement prior to our IPO.

With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such shares of Class A Common Stock may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.
Our directors, executive officers and their affiliates did not beneficially own any shares of Class A Common Stock as of such date.
Our directors, executive officers and their affiliates may choose to buy shares of Class A Common Stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any shares of Class A Common Stock held by affiliates of Banyan may be voted in favor of the proposals.

Q. What vote is required to approve each of the proposals?
A.   Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting.
With respect to each of the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
With respect to the Adjournment Proposal, abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.
On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?
A.   If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension Amendments are implemented, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than approval for the Extension Option described herein, we do not currently anticipate seeking any further extensions with respect to the timing to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extension Amendments, may elect to redeem their public shares for their pro rata portion of the Trust Account and should receive the corresponding funds shortly after the stockholder meeting, which is scheduled for April 18, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by the Amended Extended Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.
Q. What happens if the Charter Amendment or the Trust Amendment are not approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by April 24, 2023, unless we exercise our Original Extension Options, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses, which interest will be net of taxes payable thereon), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, we have decided that in the event that the Proposals are approved and implemented as describe herein, funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a Business Combination and which result from the implementation of the Inflation Reduction Act. Because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.
If the Extension Amendments are not approved and our Board elects to exercise its Original Extension Options, our Sponsor or its affiliates or designees will deposit $2,415,000 into the Trust Account, and we will extend the period of time we will have to consummate a Business Combination to July 24, 2023.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, what happens next?	A. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented, we expect to file the Charter Amendment with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until the Amended Extended Date and we expect to execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934 (the“Exchange Act”), and our units, public shares, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by the Amended Extended Date.

If the Extension Amendments are approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with any Redemption Elections will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if any Redemption Elections occur, and the amount remaining in the Trust Account following any such Redemption Elections may be only a fraction of the amount that was in the Trust Account as of March 28, 2023.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.
Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension Amendments, our failure to complete the Business Combination within the requisite time period will require us to liquidate. If we liquidate, our holders of public shares may only receive $10.37 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q. How are the funds in the Trust Account currently being held?	A. With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, if we determine it is necessary to mitigate potential risk of our being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, at any time after the date of this proxy statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the

Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial Business Combination or liquidation, which may reduce the dollar amount that our holders of Class A Common Stock would receive upon any redemption or liquidation of the Company.
Q. Would I still be able to exercise my redemption rights in connection with a Business Combination if I approve the Extension Amendments?	A. Unless you elect to redeem all of your shares in connection with the Extension Amendments, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will also retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.
Q. How do I attend the meeting?
A.   If you are a registered stockholder, you received a proxy card from our transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone # or e-mail address below.
You can pre-register to attend the virtual meeting starting April 11, 2023 at 11:00 am Eastern time (five business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/banyanacquisition/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.
Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 0904610#. This is listen only, you will not be able to vote or enter questions during the meeting.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Banyan’s proxy solicitor, prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Banyan Acquisition Corporation, 400 Skokie Blvd, Suite 820, Northbrook, Illinois Attention: George Courtot, Secretary.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting online, you must follow the instructions included with the enclosed proxy card.

Q. How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” or “AGAINST” votes, as well as abstentions and broker non-votes.
Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.
Abstentions will be counted in connection with the determination of whether a valid quorum is established. With respect to each of the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. With respect to the Adjournment Proposal, abstentions will have the same effect as “AGAINST” votes and broker non-votes will have no effect on the approval of the Adjournment Proposal.
If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. None of the proposals are considered “discretionary” items. We urge you to give voting instructions to your broker on all proposals.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to each of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?
A.   A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 15,697,501 shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the special meeting?
A.   Only holders of record of our common stock at the close of business on March 24, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 31,395,000 shares of common stock, including 24,150,000 shares of Class A Common Stock, were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if such proposal is presented.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	A. Banyan’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Banyan’s Sponsor, Directors and Officers.”
Q. What if I object to the Charter Amendment and Trust Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make a Redemption Election if you vote against, abstain or do not vote on the Charter Amendment or the Trust Amendment Proposal. In addition, public stockholders who do not make a Redemption Election would be entitled to redemption if we have not completed a Business Combination by the Amended Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment and Trust Amendment Proposal under the DGCL.
Q. What happens to the Banyan warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented, we will continue our efforts to consummate a Business Combination until the Amended Extended Date, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.
Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?
A.   If you are a holder of record of our common stock, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.
If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Banyan common stock?
A.   If the Extension Amendments are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Amended Extended Date.
In connection with tendering your shares for redemption, you must submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent and elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, prior to 5:00 p.m. Eastern time on April 14, 2023 (two business days prior to the special meeting), or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have also retained Marrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Marrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $27,500 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies virtually, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Where do I find the voting results of the special meeting?	A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.
Q. Who can help answer my questions?
A.   If you have questions, you may write or call Banyan’s proxy solicitor:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: BYN.info@investor.morrowsodali.com
You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you in this proxy statement contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. The statements contained in this report that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this proxy statement and the documents to which we refer you in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties may include, but are not limited to, for example, the following risks, uncertainties and other factors:
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the ability of the Company to effect the Charter Amendment or Trust Amendment or consummate a Business Combination;

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unanticipated delays in the distribution of the funds from the Trust Account;

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claims by third parties against the Trust Account; or

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the ability of the Company to reach an agreement on, finance and consummate a Business Combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated January 19, 2022 (Registration No. 333-258599), our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS
You should consider carefully all of the risks described in our prospectus dated January 19, 2022, our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 12, 2022 and November 10, 2022 and in the other reports we file with the SEC before making any voting decision or a redemption decision. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension Amendments will enable us to complete a Business Combination.
Approving the Extension Amendments involves a number of risks. Even if the Extension Amendments are approved, we can provide no assurances that the Business Combination will be consummated prior to the Amended Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendments are approved, we expects to seek stockholder approval of a Business Combination after entering into a merger agreement with a target business. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension Amendments or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all, which could make us less attractive to potential targets. The fact that we will have separate redemption events in connection with the Extension Amendments and the Business Combination votes could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
There is no guarantee that redeeming public shares will put public stockholders in a better future economic position.
We can give no assurance as to the market value of our public shares in the future. If a public stockholder chooses to redeem some or all of its public shares in connection with the Extension Amendments, future events (in particular, the consummation of a Business Combination) may cause an increase of the market price of our public shares, which may result in a lower value realized by redeeming public shares than a public stockholder might have realized if it did not redeem its public shares.
There is no guarantee that not redeeming public shares will put public stockholders in a better future economic position.
We can give no assurance as to the market value of our shares in the future. If a public stockholder chooses not to redeem some or all of its public shares in connection with the Extension Amendments, future events (in particular, the consummation of a Business Combination) may cause a decrease in the market price of our public shares as the market price of many special purpose acquisition companies has decreased following the consummation of a business combination due to dilution of public stockholders and otherwise, which may result in a higher value realized by redeeming public shares than a public stockholder might have realized if it did not redeem its public shares (although public stockholders will have another opportunity to redeem public shares in the event we effect a Business Combination).
In the event the Extension Amendments are approved and effected, the ability of our public stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.
A public stockholder may request that we redeem all or a portion of such public stockholder’s public shares. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our shares. As a result, you may be unable to sell your shares even if the market price per share is higher than the per-share redemption price paid to public stockholders who elect to redeem their shares.
The SEC issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a Business Combination.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate the Company. To avoid that result, we may, at any time after the date of this proxy statement, liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in demand deposit accounts or certificates of deposit, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.
It is not yet clear whether we will enter into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our IPO or consummate a Business Combination prior to the Amended Extended Date. As a result, even though our Amended Extension Date is 23 months from our IPO, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares following such a transaction.
The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of

185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. However if we determine it is necessary, to mitigate potential risk of our being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, as amended), we may, at any time after the date of this Agreement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial Business Combination or liquidation, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.
On August 16, 2022, the Inflation Reduction Act (the “IR Act”) was signed into federal law. Effective with respect to repurchases after December 31, 2022, the IR Act provides for a new U.S. federal 1% excise tax on certain repurchases of stock by “covered corporations” (generally, publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations). The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased during the taxable year, net of the fair market value of certain new stock issuances during the same taxable year. In addition, the excise tax does not apply to the extent the applicable redemption is treated as a “dividend” for United States federal income tax purposes. Certain other exceptions apply to the excise tax. The Treasury Department and the IRS recently issued interim guidance addressing certain key aspects of the excise tax, pending forthcoming proposed regulations which are anticipated to be generally retroactive to January 1, 2023 when finalized. Significantly, the interim guidance clarifies that a complete liquidation of a covered corporation is not generally subject to the excise tax.
In the event that the Extension Amendments are implemented and any Redemption Elections are subsequently made, such Redemption Elections may subject us to excise tax liability under the IR Act. In addition, any Redemption Elections made in connection with a Business Combination may also be subject to the excise tax and may reduce the amounts available to be distributed to redeeming shareholders.
In the event the Extension Amendments are approved and we amend our certificate of incorporation, The New York Stock Exchange (the “NYSE”) may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our shares of Class A Common Stock, units and warrants are listed on the NYSE. We cannot assure you that our securities will continue to be listed on the NYSE in the future, following the Extension either prior to or after a Business Combination. In order to continue listing our securities on the NYSE prior to the Business Combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share. We cannot assure you that we will be able to meet those initial listing requirements at that time.
We expect that if our shares of Class A Common Stock fail to meet the NYSE’s continued listing requirements, our units and warrants will also fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our shares of Class A Common Stock, units or warrants will be able to meet any of the NYSE’s continued listing requirements following any stockholder redemptions of our shares of Class A Common Stock in connection with the amendment of our certificate of incorporation pursuant to the Charter Amendment Proposal. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND
Our Company
We are a blank check company incorporated as a Delaware corporation on May 10, 2021 formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.
On January 24, 2022, we consummated our IPO of 24,150,000 units at a price of $10.00 per unit, generating gross proceeds of $241,500,000. Each unit consisted of one share of common stock and one redeemable warrant (a “public warrant”), with each public warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share.
Our units began trading on January 19, 2022 on the NYSE under the symbol “BYN.U” Commencing on March 11, 2022, the shares of common stock and warrants comprising the units began separate trading on the NYSE under the symbols “BYN” and “BYN.WS,” respectively. Those units not separated continue to trade on the NYSE under the symbol “BYN.U.”
In March 2021, our Sponsor purchased 8,625,000 shares of Class B Common Stock for an aggregate purchase price of $25,000 and an aggregate of 142,500 of such shares of Class B Common Stock were subsequently transferred to our independent directors, executive officers and special advisor and other third-parties. On November 30, 2021, the Sponsor surrendered 1,725,000 shares of Class B Common Stock as a result of changes to the terms of the IPO, resulting in the Sponsor owning 6,900,000 shares of Class B Common Stock. On January 19, 2022, we issued an additional 345,000 shares of Class B Common Stock pursuant to a stock split for no additional consideration as a result of the upsize to our IPO. As a result, our Sponsor currently holds a balance of 7,245,000 shares of Class B Common Stock. The number of such shares of Class B Common Stock outstanding collectively represents approximately 23.0% of our issued and outstanding shares after the IPO.
Simultaneously with the consummation of our IPO, we consummated a private placement of 11,910,000 private warrants with our Sponsor at a price of $1.00 per private warrant, generating gross proceeds of $11,910,000.
Following the closing of our IPO, a total of $246,330,000 from the net proceeds of the sale of the units in our IPO and the sale of the private warrants to our Sponsor was placed in the Trust Account established for the benefit of our public stockholders with Continental Stock Transfer & Trust Company acting as trustee.
As of March 28, 2023, we had approximately $251,122,338.67 (including interest but less the funds used to pay taxes) in the Trust Account.
The mailing address of our principal executive office is 400 Skokie Blvd, Suite 820, Northbrook, Illinois 60062, and our telephone number is (847) 757-3812.
The Special Meeting
Date, Time and Place.   The special meeting of stockholders will be held on April 18, 2023 at 11:00 a.m. Eastern time. The special meeting will be held virtually at https://www.cstproxy.com/banyanacquisition/2023.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on March 24, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.
Votes Required.
Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting.
Abstentions will be counted in connection with the determination of whether a valid quorum is established. With respect to each of the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. With respect to the Adjournment Proposal, abstentions will have the same effect as “AGAINST” votes and broker non-votes will have no effect on the approval of the Adjournment Proposal.
At the close of business on the record date, there were 31,395,000 outstanding shares of common stock, including 24,150,000 shares of Class A Common Stock, each of which entitles its holder to cast one vote per proposal.
If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension Amendments are implemented, which will be paid shortly after the special meeting scheduled for April 18, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited virtually or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting.
We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $27,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
The Charter Amendment
We are proposing to amend our charter to (i) extend the date by which we must consummate a Business Combination to the Amended Extended Date and (ii) provide holders of shares of Class B Common Stock the right to convert any and all of their shares of Class B Common Stock to shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination at the election of the holder. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension Amendments. A copy of the proposed amendment to our charter to effectuate the Charter Amendment is attached to this proxy statement as Annex A.
All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension Amendments are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.
Reasons for the Charter Amendment
Our IPO Prospectus and our charter provide that we have until April 24, 2023 (referred to herein as the Original Termination Date), or 15 months following the closing of our IPO, to complete a Business Combination. Our charter and Trust Agreement also provide that we may, by resolution of our Board, and if requested by our Sponsor, exercise an option to extend the period by which we must consummate such a Business Combination up to two times, each for an additional three months, for a total of six months, each referred to herein as an Original Extension Option, from the Original Termination Date of April 24, 2023, to October 24, 2023, such date referred to herein as the Original Extended Date, or 21 months following the closing of our IPO, as extended. As more fully described in the IPO Prospectus, we may exercise the Original Extension Options by depositing into the Trust Account maintained by the Trustee, $0.10 for each share of our common stock included in the units which were sold to the public in our IPO. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendments are implemented, the Original Extension Options will be replaced by the Extension Option, which will provide us the option to extend the period by which we must consummate a Business Combination by eight months from the Original Termination Date of April 24, 2023, to an Amended Extended Date of December 24, 2023, or a total of 23 months from the closing of our IPO. The Extension Option may be exercisable, upon at least two calendar day’s advance notice to the Trustee.
Our Board currently believes that there will not be sufficient time before April 24, 2023, the Original Termination Date, to complete a Business Combination, and desires to have the flexibility to extend our time to complete a Business Combination on terms other than those currently set forth in its charter and described above. The purpose of the Extension Amendments is therefore to provide us more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. We and our officers and directors agreed that we would not seek to amend our charter to allow for a longer period of time to complete a Business Combination unless we provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment. The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into a letter of intent with a potential target company, circumstances warrant providing us an opportunity to continue to pursue the opportunity to consummate a Business Combination. In addition, the proposed change to the charter with respect to the conversion of the shares of Class B Common Stock will give us further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions.
We will have the sole discretion as to whether to exercise the Exercise Option. If we determine not to exercise the Exercise Option or if our Board otherwise determines that we will not be able to consummate a Business Combination by the Amended Extended Date and does not wish to seek an additional extension beyond such time, we will wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.

If the Charter Amendment is Not Approved
If the Charter Amendment is not approved and we have not consummated a Business Combination by April 24, 2023, unless we exercise our Original Extension Options, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable thereon), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, we have decided that in the event that the Proposals are approved and implemented as described herein, funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a Business Combination and which result from the implementation of the Inflation Reduction Act of 2022. Because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.
If the Extension Amendments are not approved and our Board elects to exercise its Original Extension Options, our Sponsor or its affiliates or designees will deposit $2,415,000 into the Trust Account on April 24, 2023, and the period of time period of time we will have to consummate a Business Combination will thereby be extended to July 24, 2023.
Our charter provides that only the public shares are entitled to redemption rights. That will not be changed by the Charter Amendment or by any conversion of the shares of Class B Common Stock held by our Sponsor, officers and directors into Class A Common Stock. Additionally, our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any shares held by them (including with any shares of Class A Common Stock they may acquire, pursuant to a conversion of shares of Class B Common Stock prior to the completion of a Business Combination, which conversion will be permitted if the Charter Amendment is approved, or otherwise) in connection with our completion of a Business Combination or a stockholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our Business Combination or to redeem 100% of shares of Class A Common Stock if we do not complete our Business Combination within 15 months from the closing of the IPO (or up to 21 months from the closing of this offering if we extend the time to complete a Business Combination as described in the IPO prospectus), including the vote on the Extension Proposals, or (B) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity, and they have waived their rights to liquidating distributions from the Trust Account with respect to any shares of Class B Common Stock they hold if we fail to complete a Business Combination within the prescribed timeframe, including any extended time resulting from the Charter Amendment, if the Extension Proposals are approved at the special meeting (although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock that they hold and were issued in the IPO (but not any shares issued upon conversion of the Class B Common Stock) if we fail to complete our Business Combination within the prescribed time frame).
If the Charter Amendment is Approved
If the Charter Amendment and the Trust Amendment are approved, we expect to file the Charter Amendment with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time which we are required to complete a Business Combination by until the Amended Extended Date. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by the Amended Extended Date.

Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension Amendments, our failure to complete the Business Combination within the requisite time period will require us to liquidate. If we liquidate, our public stockholders may only receive $10.37 per public share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
You are not being asked to vote on any Business Combination at this time. If the Extension Amendments are implemented and you do not elect to redeem your shares of Class A Common Stock in connection with the Extension Amendments, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your shares of Class A Common Stock for cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by the Amended Extended Date.
If the Charter Amendment Proposal is approved and the Extension Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with a Redemption Election will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension Amendments are approved and implemented and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of March 28, 2023.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.
Redemption Rights
If the Charter Amendment Proposal is approved, and the Extension Amendments are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding shares of Class A Common Stock.
We do not currently anticipate proceeding with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause us to have less than $40 million of net tangible assets following the adoption of the approval of the Extension Amendments; however, we could in our discretion decide to proceed with the adoption of the Extension Amendments even if the number of redemptions of our public shares causes us to have less than $40 million of net tangible assets; provided that, in no event will the Company proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. In addition, even in the event that the Extension Amendments receive the requisite votes required for approval by our stockholders, we may, in our sole discretion, elect not to proceed with the adoption of the Extension Amendments for any reason.
If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their shares of Class A Common Stock redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make a Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by the Amended Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN

REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON APRIL 14, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND EXTENSION AMENDMENTS.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the Trust Account as of March 28, 2023, this would amount to approximately $10.37 per share. The closing price of the common stock on March 24, 2023, was $10.38.
If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders public shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.
In connection with tendering your shares for redemption, you must submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent and elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, prior to 5:00 p.m. Eastern time on April 14, 2023 (two business days prior to the special meeting), or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the Trust Account. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendments are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendments will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendments would receive payment of the redemption price for such shares soon after the completion of the Extension Amendments. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
Possible Claims Against and Impairment of the Trust Account
Our Sponsor has agreed that they will be liable to us if and to the extent any claims by a third-party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below (i) $10.20 per public share (subject to increase for any additional amounts deposited into the Trust Account in respect of any Original Extension Option) or (ii) such lesser amount per public share held in the Trust Account due to reductions in the value of the trust assets, in each case net of interest which may be withdrawn to pay taxes, except as to any claims by a third-party that executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we believe that our Sponsor’s only assets are securities of the Company. Accordingly, we believe it is unlikely that our Sponsor would be able to satisfy those obligations. We have not asked our Sponsor to reserve for such obligations, and therefore, no funds are currently set aside to cover any such obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The per-share liquidation price for the public shares is anticipated to be approximately $10.20 (based on the amount expected to be in trust at the time of the special meeting and subject to the release of funds not previously released to us to pay our taxes). Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20 plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable.
In the event that the proceeds in the trust account are reduced below (1) $10.20 per public share (subject to increase for any additional amounts deposited into the trust account in respect of any Original Extension Option) or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be substantially less than $10.20 per public share (subject to increase for any additional amounts deposited into the trust account in respect of any Original Extension Option).
Required Vote
Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. In other words, if either Proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Agreement Amendment. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.
In addition, the Sponsor or our directors, officers or advisors, or any of their respective affiliates, may purchase shares of Class A Common Stock in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of our Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of Our Sponsor, Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that our executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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If the Charter Amendment Proposal is not approved by April 24, 2023, in accordance with our charter, and if the Original Extension Options are not exercised, the shares of Class B Common Stock and the private warrants, which were acquired directly from us, will be worthless;

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In connection with the IPO, our Sponsor agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

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All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform its obligations to its officers and directors under those provisions;

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None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential Business Combination and receive compensation thereafter; and

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Our executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and Business Combinations. However, if we fail to obtain the Extension Amendments, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and or stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.
Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your shares of Class A Common Stock.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
The Trust Amendment
In connection with our IPO, $246,330,000 was initially placed in the Trust Account governed by the Trust Agreement. The Trust Agreement provides that if a Business Combination has not been consummated, upon the date which is 15 months from the date of the closing of the IPO, or April 24, 2023, we may, upon the request of our Sponsor, extend the period of time to consummate a Business Combination for an additional eight months (for a total of up to 23 months to complete a Business Combination).
Reasons for the Trust Amendment
If a Business Combination is not consummated by April 24, 2023 and the Original Extension Options are not exercised, the Trust Account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of our outstanding shares of common stock.
Our Board has determined that there is not sufficient time before April 24, 2023 to consummate a Business Combination and our Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extension Amendments.
We are proposing to amend the Trust Agreement to extend the liquidation date from April 24, 2023 (15 months from the closing of the IPO) to the Amended Extended Date.
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the Trust Account to match the Amended Extended Date if the Charter Amendment is approved and to provide for the Initial Exercise Option and Monthly Extensions Options. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.
Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendments.
A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.
If the Trust Amendment is Not Approved
If the Trust Amendment is not approved by April 24 2023, unless we exercise our Original Extension Options, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable thereon), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, we have decided that in the event that the Proposals are approved and implemented as described herein, funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a Business Combination and which result from the implementation of the Inflation Reduction

Act of 2022. Because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.
If the Extension Amendments are not approved and our Board elects to exercise its Original Extension Options, our Sponsor or its affiliates or designees will deposit $2,415,000 into the Trust Account on April 24, 2023, and the period of time period of time we will have to consummate a Business Combination will thereby be extended to July 24, 2023.
Our Sponsor has waived its rights to liquidating distributions from the Trust Account with respect to its shares of Class B Common Stock. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.
If the Trust Amendment is Approved
If the Charter Amendment and the Trust Amendment are approved, we expect to execute the amendment to the Trust Agreement in the form of Annex B hereto and we expect the Trust Account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the Amended Extended Date. We will then continue to work to consummate a Business Combination by the Amended Extended Date.
Required Vote
Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. In other words, if either Proposal is not approved, then we cannot proceed with neither the Charter Amendment nor the Trust Agreement Amendment. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,245,000 shares of Class B Common Stock, representing approximately 23.0% of our issued and outstanding common stock.
Recommendation
Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.
Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. In no event will our Board adjourn the special meeting beyond April 24, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the special meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the Redemption Election. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold our common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of our common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our common stock that make a Redemption Election. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that is:
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an individual who is a United States citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock
In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock held or treated as held by the U.S. Holder relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us, or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Common Stock Treated as a Sale
If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the one share of common stock and the one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividends.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our common stock that make a Redemption Election. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that is not a U.S. Holder.
Redemption of Common Stock
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Common Stock Treated as a Sale
If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
we are or have been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a United States real property holding corporation. However, if we were to determine that we are likely to be classified as a “United States real property holding corporation”, we would withhold 15% of any distribution that exceeds our current and accumulated earnings and profits, including a distribution in redemption of our common stock pursuant to the Redemption Election.
Taxation of Distributions
If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in connection with a Redemption Election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of March 24, 2023 by:
•
each person known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of our common stock;

•
and all our executive officers and directors as a group.

The following table sets forth information regarding the beneficial ownership of our Class A Common Stock and our Class B Common Stock. The percentage ownership of our common stock is based on 31,395,000 shares of our common stock outstanding as of the record date, consisting of 24,150,000 shares of our Class A Common Stock and 7,245,000 shares of our Class B Common Stock issued and outstanding.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants offered in our IPO or the private placement warrants as such warrants are not exercisable within 60 days of the record date.
Name and Address of Beneficial Owner(1)	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned(2)		% of Total Outstanding Shares
	Number of Shares	%	Number of Shares	%
Directors and Executive Officers
Jerry Hyman(3)	—	—	7,095,375	97.9%	22.5%
Keith Jaffee(3)	—	—	7,095,375	97.9%	22.5%
George Courtot	—	—	5,250	*	*
Bruce Lubin	—	—	39,375	*	*
Otis Carter	—	—	26,250	*	*
Peter Cameron	—	—	—	—	—
All executive officers and directors as a group (seven individuals)	—	—	7,166,250(4)	98.9%	22.8%
Five Percent Holders
Banyan Acquisition Sponsors LLC(3)	—	—	7,095,375	97.9%	22.5%
Highbridge Capital Management, LLC(5)	2,278,448	9.4%	—	—	7.3%
Saba Capital Management, L.P.(6)	1,569,187	6.5%	—	—	5.0%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following is c/o Banyan Acquisition Corporation, 400 Skokie Blvd, Suite 820, Northbrook, Illinois 60062.

(2)
Interests shown consist solely of shares of Class B Common Stock. At the time of our Initial Business Combination, shares of our Class B Common Stock will automatically convert into shares of our Class A Common Stock, initially set at a one-for-one ratio but subject to adjustment.

(3)
Banyan Acquisition Sponsor LLC, our Sponsor, is the record holder of 7,095,375 shares of Class B Common Stock. Jerry Hyman and Keith Jaffee are the members of the board of managers of our Sponsor. As a result, Mr. Hyman and Mr. Jaffee may be deemed to share beneficial ownership of the shares held by our Sponsor.

(4)
Does not include 78,750 shares of Class B Common Stock previously transferred to certain of our advisors and other parties.

(5)
According to a Schedule 13G filed with the SEC on February 2, 2023, Highbridge Capital Management, LLC is the investment adviser to certain funds and accounts (the “Highbridge Funds”) with respect to the 2,278,448 shares of Class A Common Stock directly held by the Highbridge Funds. The Highbridge Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the 2,278,448 shares of Class A Common Stock. Highbridge SPAC Opportunity Fund, L.P., a Highbridge Fund, has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of more than 5% of the shares of Class A Common Stock. The principal business address for Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.
(6)
According to a Schedule 13G/A filed with the SEC on February 14, 2023, Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein may be deemed beneficial owners of 1,569,187 shares of Class A Common Stock. The funds and accounts advised by Saba Capital Management, L.P. have the right to receive the dividends from and proceeds of sales from the 1,569,187 shares of Class A Common Stock. The address of the business office of each of the reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by emailing Continental Stock Transfer & Trust Company at proxy@continentalstock.com.

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Banyan Acquisition Corporation, 400 Skokie Blvd, Suite 820, Northbrook, Illinois Attention: George Courtot, Secretary.
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than April 11, 2023.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BANYAN ACQUISITION CORPORATION
[•], 2023
Banyan Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the Corporation is “Banyan Acquisition Corporation” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 10, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on January 19, 2022.
2. This Amendment to the Amended and Restated Certificate (“Amendment”) amends the Amended and Restated Certificate.
3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4. The text of Section 4.3(b)(i) is hereby amended to read in full as follows:
“All outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) on the closing of the initial Business Combination (subject to the following clause (ii)), and any outstanding shares of Class B Common Stock shall be convertible into shares of Class A Common Stock at the Initial Conversion Ratio at any time prior to the closing of the initial Business Combination at the election of the holder of such shares of Class B Common Stock.”
The text of Section 9.1is hereby amended and restated to read in full as follows:
(a)   The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty five percent (65%) of all then outstanding shares of the Common Stock. The Corporation has until 15 months from the closing of the Offering to consummate a Business Combination; provided, however, that, if the Corporation anticipates that it may not be able to consummate a Business Combination within 15 months from the closing of the Offering, the Corporation may, at the option of Banyan Acquisition Sponsor LLC (the “Sponsor”), extend the period of time to consummate a Business Combination for an additional eight months (for a total of 23 months to complete a Business Combination), subject to the Sponsor depositing additional funds into a trust account (the “Trust Account”) in accordance with the terms of the trust agreement (the “Trust Agreement”) governing the Trust Account, as amended, as described in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2021, as amended (the “Registration Statement”) and in the Corporation’s proxy statement dated March 30, 2023.
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Registration Statement, shall be deposited in the Trust Account, established for the benefit of the Public Stockholders (as defined below) pursuant to the Trust Agreement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 15 months from the closing of the Offering (or up to 23 months from the closing of the Offering in certain circumstances as described in Section 9.1(a)) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 15 months from the date of the closing of the Offering (or up to 23 months from the closing of the Offering in certain circumstances as described in Section 9.1(a)) or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing), solely in their capacity as such, are referred to herein as “Public Stockholders.”
5. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:
(d)   In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering (or up to 23 months from the closing of the Offering in certain circumstances as described in Section 9.1(a)), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest, (net of taxes payable, and less up to $100,000 of such interest to pay dissolution expenses which shall be net of taxes payable thereon), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
6. The text of Section 9.7 is hereby amended and restated to read in full as follows:
Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 15 months (or up to 23 months from the closing of the Offering in certain circumstances as described in Section 9.1(a)) from the date of the closing of the Offering, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation

IN WITNESS WHEREOF, Banyan Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
BANYAN ACQUISITION CORPORATION
By:

Name: Keith Jaffee
Title: Chief Executive Officer

ANNEX B
PROPOSED TRUST AMENDMENT
[•], 2023
THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2023, by and between Banyan Acquisition Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 19, 2022, by and between the parties hereto (the “Trust Agreement”).
WHEREAS, a total of $246,330,000 was placed in the Trust Account from the IPO and sale of private warrants;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (1) 15 months after the closing of the Offering (or up to 21 months after the closing of the Offering if the Company extends the time to complete a business combination as described in the Prospectus) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date;
WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of 65% of all of the outstanding shares of Common Stock and Class B common stock of the Company voting together as a single class (the “Consent of the Stockholders”);
WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and
WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Amendments to Trust Agreement.
a. The following recital is hereby added as the third recital to the Trust Agreement:
WHEREAS, if a Business Combination (as defined below) is not consummated within the initial 15 months period following the closing of the Offering, upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period (an “Extension”) by eight months, subject to the Sponsor or its affiliates or permitted designees upon providing at least two calendar days’ advance notice (by April 22, 2023) by (the “Deadline”);
b. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
Commence liquidation of the Trust Account only after and promptly following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chairman, Chief Executive Officer, President, Chief Financial Officer, Secretary or other authorized officer of the Company (an “Authorized Representative”), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable thereon, and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) 15 months after the closing of the Offering (or up to 23 months after the closing of the Offering if the Company exercises the eight-month extension described in the Company’s amended and restated certificate of incorporation, as it may be further amended) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, as amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable thereon, and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;
c. A new Section 1(l) is hereby added as follows:
(l) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least two calendar days prior to the Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Deadline, follow the instructions set forth in the Extension Letter.
d. A new Exhibit E of the Trust Agreement is hereby added as follows:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re: Trust Account Extension Letter
Ladies and Gentlemen:
Pursuant to Section 1(l) of the Investment Management Trust Agreement between Banyan Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company, dated as of January 19, 2022, as amended by the Amendment, dated [•], 2023 (“Trust Agreement”), this is to advise that the Company is extending the time available to consummate a Business Combination for an additional eight (8) months, from April 24, 2023 to December 24, 2023 (the “Extension”).
This letter shall serve as the notice required with respect to the Extension prior to the Deadline. Capitalized words used herein and not otherwise defined shall have the same meaning as defined in the Trust Agreement.
Very truly yours,
Banyan Acquisition Corporation
By:
Name:
Title:
2. Miscellaneous Provisions.
2.1. Successors.   All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2. Severability.   This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3. Applicable Law.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts.   This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
2.5. Effect of Headings.   The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6. Entire Agreement.   The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.
BANYAN ACQUISITION CORPORATION
By:

Name: Keith Jaffee
Title:   Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE
By:

Name:
Title:

Card Rev1 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BANYAN ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ • ], 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ banyanacquisition/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICA FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal 1 — The Charter Amendment To amend (the “Charter Amendment”) our amended and restated certificate of incorporation (our “charter”), which currently provides that (i) we have the option to extend the period by which we must consummate a business combination up to two times, each for an additional three months, for a total of six months, from April 24, 2023 (the “Original Termination Date”) to October 24, 2023 (the “Original Extended Date”) and (ii) our shares of Class B Common Stock (the “Class B Common Stock”) shall automatically convert into shares of our Class A Common Stock (the “Class A Common Stock”) in connection with the closing of a business combination and shall not be convertible at any other time, to instead provide that (i) we will have the option to extend the period by which we must consummate a business combination initially by three months to July 24, 2023 (such initial extension, the “Initial Extension Option”) and then by up to an additional five months, from July 24, 2023, to December 24, 2023 (the “Amended Extended Date”), with such additional extension option exercisable in five singlemonth increments (each such monthly extension option, a “Monthly Extension Option”), for an up to eight-month aggregate total extension period if the Initial Extension Option and each Monthly Extension Option are exercised, and with the Initial Extension Option and each such Monthly Extension Option exercisable upon five calendar days’ advance notice prior to the applicable monthly deadline (the 19th of each month) for exercising the Initial Extension Option and each such Monthly Extension Option and (ii) provide holders of shares of Class B Common Stock the right to convert any and all of their shares of Class B Common Stock to shares of Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder. Proposal 2 — The Trust Amendment To amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments”) the Investment Management Trust Agreement entered into in connection with our initial public offering (“IPO”), dated January 19, 2022, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Banyan Acquisition Corporation (the “Trust Agreement”), to provide that the Original Termination Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our IPO were to be liquidated, may be extended, at our option, initially by three months to July 24, 2023 pursuant to the exercise of the Initial Extension Option and then on a monthly basis, pursuant to the exercise of Monthly Extension Options, up to and until the Amended Extension Date of December 24, 2023; provided that in order to exercise the Initial Extension Option, we must deposit into the Trust Account the lesser of (x) $[__] and (y) $[__] for each share of our Class A Common Stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit; provided, further that in order to exercise a single Monthly Extension Option, we must deposit into the Trust Account the lesser of (x) $[__] and (y) $[__] for each share of Class A Common Stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit. Proposal 3 — Adjournment To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal. CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/banyanacquisition/2023 . The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2023, in connection with the Special Meeting to be held at [●] a.m. Eastern time. The Special Meeting will be held virtually at https://www.cstproxy.com/banyanacquisition/2023. The undersigned hereby appoints Keith Jaffee and George Courtot, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Banyan Acquisition Corporation (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meetings, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed, on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED BANYAN ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023